UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2009

Dollar General Corporation
(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Mission Ridge Goodlettsville, Tennessee		37072
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As of July 31, 2009, Dollar General Corporation (the “Company”), The CIT Group/Business Credit, Inc. (“CIT”), Wells Fargo Retail Finance, LLC (“Wells Fargo”), the Subsidiary Borrowers named therein (the “Subsidiary Borrowers”) and the Lenders named therein (the “Lenders”) entered into an Appointment of Successor Agent and Amendment No. 1 to the ABL Credit Agreement (the “Amendment”). As summarized below, the Amendment amends the ABL Credit Agreement (as amended, replaced, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) dated as of July 6, 2007 by and among the Company, the Subsidiary Borrowers parties thereto, the lending institutions from time to time parties thereto, Goldman Sachs Credit Partners L.P., Citicorp North America, Inc., Lehman Brothers Inc. and Wachovia Capital Markets, LC, as Joint Lead Arrangers and Bookrunners, CIT, as Administrative Agent and Collateral Agent, Goldman Sachs Credit Partners L.P., as Syndication Agent, and Lehman Brothers Inc. and Wachovia Capital Markets, LLC, as Documentation Agents.

Pursuant to the Amendment:

•

Effective as of July 31, 2009, CIT resigned, and Wells Fargo was appointed, as Administrative Agent, Collateral Agent, Swingline Lender and Letter of Credit Issuer under the Credit Agreement and related documents; and

•

$94 million in revolving credit commitments under the Credit Agreement held by CIT were terminated and reduced to zero with a corresponding permanent reduction of the aggregate revolving credit commitments under the Credit Agreement, effective as of July 31, 2009. The Lenders waived the requirements of any provision of the Credit Agreement that might otherwise be violated as a result of the termination of the CIT commitments.

The Amendment became effective on July 31, 2009 following the execution and delivery of the Amendment and the payment by the Company to CIT of all outstanding fees and expenses payable by the Company to CIT, in its capacity as Administrative Agent, pursuant to the Credit Agreement and related documents and of an expense deposit to CIT.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment which is attached as Exhibit 99.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial statements of businesses acquired.  N/A

(b)

Pro forma financial information.  N/A

(c)

Shell company transactions.  N/A

(d)

Exhibits.  See Exhibit Index immediately following the signature page hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2009	DOLLAR GENERAL CORPORATION

	By:	/s/ Susan S. Lanigan
Susan S. Lanigan
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99

Appointment of Successor Agent and Amendment No. 1 to the ABL Credit Agreement, entered into as of July 31, 2009, by and among The CIT Group/Business Credit, Inc., Wells Fargo Retail Finance, LLC, Dollar General Corporation, and the Subsidiary Borrowers and the Lenders signatory thereto.

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